EXHIBIT 10(s)

                                PROMISSORY NOTE

$31,408                                                      As of June 30, 1997
                                                              New York, New York

     FOR VALUE RECEIVED, I promise to pay, on or before June 30, 2002, to the order of BELL TECHNOLOGY GROUP LTD., at 295 Lafayette Street, New York, New York 10012, or such other location as the payee shall specify, THIRTY-ONE THOUSAND FOUR HUNDRED EIGHT DOLLARS ($31,408), together with interest at the rate of 8.75% per annum, from the date hereof until maturity. Interest to be paid quarter annually on the 30th day of September, December, March and June of each year until final payment. Interest shall be calculated on the basis that one day represents 1/360th of a year.

     The undersigned shall have the right to make prepayments on account of the principal of this Note, in whole or in part, from time to time without premium or penalty.

     The undersigned hereby waives diligence, protest, presentment and all notices.

     The undersigned waives trial by jury in any litigation to enforce or with respect to this Note and the right to interpose any setoff, counterclaim or cross-claim, irrespective of the nature thereof in any such litigation.

                                           /s/
                                           ________________________
                                           Marc H. Bell

                                PROMISSORY NOTE

$114,000                                                     As of April 2, 1997
                                                              New York, New York

     FOR VALUE RECEIVED, I promise to pay, on or before April 2, 2002, to the order of BELL TECHNOLOGY GROUP LTD., at 295 Lafayette Street, New York, New York 10012, or such other location as the payee shall specify, ONE HUNDRED FOURTEEN THOUSAND DOLLARS ($114,000), together with interest at the rate of 8.75% per annum, from the date hereof until maturity. Interest to be paid quarter annually on the second day of July, October, January and April of each year until final payment. Interest shall be calculated on the basis that one day represents 1/360th of a year.

     The undersigned shall have the right to make prepayments on account of the principal of this Note, in whole or in part, from time to time without premium or penalty.

     The undersigned hereby waives diligence, protest, presentment and all notices.

     The undersigned waives trial by jury in any litigation to enforce or with respect to this Note and the right to interpose any setoff, counterclaim or cross-claim, irrespective of the nature thereof in any such litigation.

                                           /s/
                                           ________________________
                                           Marc H. Bell